SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 5, 2008

PHASE FORWARD INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50839	04-3386549
(Commission File Number)	(IRS Employer Identification No.)

880 Winter Street, Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (888) 703-1122

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 5, 2008, Phase Forward Incorporated, a Delaware corporation (“Phase Forward”) acquired all of the outstanding membership interests of Clarix LLC, a Delaware limited liability company, (“Clarix”) pursuant to a Unit Purchase Agreement (the “Purchase Agreement”) by and among Clarix, the Member Representative (as defined therein), the Selling Interest Holders listed therein and Phase Forward dated as of September 5, 2008.  The total consideration for this transaction is $40 million in cash.  Approximately $5.9 million of the total consideration was placed in escrow as security for the indemnification obligations under the Purchase Agreement.

There are no material relationships among Phase Forward and Clarix or any of their respective affiliates or any of the parties to the Purchase Agreement and related agreements, other than in respect of such agreements themselves.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Item 1.01 of this report on Form 8-K is incorporated herein by reference.

Item 8.01 Other.

In connection with the acquisition of Clarix pursuant to the Purchase Agreement, Phase Forward entered into Management Retention Agreements and Restricted Stock Unit Award Agreements with certain employees of Clarix to ensure their continued employment with Phase Forward for the next three years and to govern the granting of equity compensation in connection with their employment.  A copy of the forms of Management Retention Agreement are attached hereto and furnished herewith as Exhibits 10.1 and 10.2 and a copy of the forms of Restricted Stock Unit Award Agreement are attached hereto and furnished herewith as Exhibits 10.3 and 10.4.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1

Unit Purchase Agreement by and among Clarix LLC, the Member Representative (as defined therein), the Selling Interest Holders listed therein and Phase Forward Incorporated, dated as of September 5, 2008

10.1	Form of Management Retention Agreement
10.2	Form of Management Retention Agreement
10.3

Form of Phase Forward Incorporated Restricted Stock Unit Award Agreement for Clarix Founders (Incorporated by reference herein to the exhibits to the Company’s Registration Statement on Form S-8 (File No. 333-153335))

10.4

Form of Phase Forward Incorporated Restricted Stock Unit Award Agreement for Clarix Employees (Incorporated by reference herein to the exhibits to the Company’s Registration Statement on Form S-8 (File No. 333-153335))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Phase Forward Incorporated

September 11, 2008	By:	/s/ Rodger Weismann
Rodger Weismann
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1

Unit Purchase Agreement by and among Clarix LLC, the Member Representative (as defined therein), the Selling Interest Holders listed therein and Phase Forward Incorporated, dated as of September 5, 2008

10.1	Form of Management Retention Agreement
10.2	Form of Management Retention Agreement
10.3

Form of Phase Forward Incorporated Restricted Stock Unit Award Agreement for Clarix Founders (Incorporated by reference herein to the exhibits to the Company’s Registration Statement on Form S-8 (File No. 333-153335))

10.4

Form of Phase Forward Incorporated Restricted Stock Unit Award Agreement for Clarix Employees (Incorporated by reference herein to the exhibits to the Company’s Registration Statement on Form S-8 (File No. 333-153335))